Exhibit 10.6

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“First Amendment”), is made and entered into this 18th day of October, 2018 by and between Alcoa USA Corp. (“Alcoa”), and Bitmain Inc. (“Bitmain”).

WHEREAS, Alcoa and Bitmain are parties to that certain Lease Agreement (“Lease”) dated June 6, 2018, whereby the Bitmain leased certain real estate and associated facilities owned by Alcoa;

WHEREAS, Alcoa and Bitmain wish to amend certain terms of the Lease.

NOW THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree to modify the Lease as follows:

1.	Exhibit A-1 is hereby deleted in its entirety and is replaced with Attachment 1 hereto.

2.	Exhibit A-2 is hereby deleted in its entirety and is replaced with Attachment 2 hereto.

3.	Building 44D is hereby added as part of the Premises (as defined in the Lease) until December 31, 2018. As of January 1, 2019, either party may terminate the use of Building 44D by Bitmain, upon 30 days written notice to the other party. The removal of Building 44D will have no effect on any other portion or part of the Premises.

4.	Except as specifically amended herein, all other terms and conditions of the Lease shall remain in full force and effect. This First Amendment shall be binding upon the successors and assigns of the respective parties.

5.	This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document.

Signature page to follow.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized officers, effective as of the date and year first above written.

Alcoa:
Alcoa USA Corp.

By:	/s/ Mark A. Stiffler

Its:	Vice President

Date:	10/22/2018

Bitmain:
Bitmain Inc.

By:	/s/ Xiaojing Guo

Its:	General Manager

Date:	10/18/2018

Attachment 1

EXHIBIT A-1 (Amendment 1)

Description  of  the  Land

[***]

EXHIBIT A-2

Description  of  the  Buildings

[***]